ESTIMATES AND JUDGMENTS	12 Months Ended
Dec. 31, 2021
ESTIMATES AND JUDGMENTS

4)       ESTIMATES AND JUDGMENTS

The Company adopts estimates and judgments that may affect the reported value of assets and liabilities in the next year, with the assumptions determined in accordance with the applicable standard.

Are evaluated on an ongoing basis, based on our historical experience and among other factors, including expectations of future events, considered reasonable under current circumstances.

Judgments

Information about judgments made in applying accounting policies that have the most significant effects on the amounts recognized in the financial statements included in the following notes:

-         Note 2(a) and 26 Consolidation: whether the Group has the fact control over the investee; and equity-accounted investees: whether the Group has significant influence over the investee.

Estimates

Estimates are carrying a significant risk and may have a material impact on the values of assets and liabilities in the coming year, with the possibility of actual results being different from those previously established, are disclosed below and are related to the following notes:

Accounting estimates	Note
● Fair value of financial instruments	3.4 / 8 e 9 / 19 a 21
● Expected Credit Loss	3.1 / 22 e 23
● Impairment of intangible assets and goodwill	28
● Taxes on profits	16
● Technical provisions for insurance	34
● Contingent provisions	36

Fair value of financial instruments

Financial instruments recognized at fair value in our consolidated financial statements consist primarily of financial assets measured at fair value through profit or loss, including derivatives and financial assets classified as measured at fair value through other comprehensive income. The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the reporting date.

These financial instruments are categorized within a hierarchy based on the lowest level of input that is significant to the fair value measurement. For instruments classified as level 3, we have to apply a significant amount of our own judgment in arriving at the fair value measurement. We base our judgment decisions on our knowledge and observations of the markets relevant to the individual assets and liabilities, and those judgments may vary based on market conditions. In applying our judgment, we look at a range of third-party prices and transaction volumes to understand and assess the extent of market benchmarks available and the judgments or modeling required in third-party processes. Based on these factors, we determine whether the fair values are observable in active markets or whether the markets are inactive.

Imprecision in estimating unobservable market inputs can impact the amount of revenue or loss recorded for a particular position. Furthermore, while we believe our valuation methods are appropriate and consistent with those of other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different estimate of fair value on the reporting date. For a detailed discussion about the determination of fair value of financial instruments, see Note 3.5.

Expected credit loss

The measurement of the provision for expected credit losses on loans for financial assets measured at amortized cost and FVOCI requires the use of complex quantitative models and assumptions about future economic conditions and loan behavior.

Several significant judgments are also required to apply the accounting requirements for the measurement of the expected credit loss, such as:

•	Determine the criteria in order to identify the significant increase of credit risk;

•	Select quantitative models and suitable assumptions;
•	Establish several prospective scenarios and assumptions;
•	Group similar financial assets; and
•	Define the expected time frame of exposure to credit risk for instruments without the contractual maturity defined.

The process to determine the level of provision for expected credit loss requires estimates and the use of judgment; it is possible that actual losses presented in subsequent periods will differ from those calculated according to current estimates and assumptions.

The explanation of assumptions and estimation techniques used in the measurement of expected credit loss is further detailed in Note 3.2.

Impairment of intangible assets and goodwill

The Company analyzes, at least annually, whether the carrying value of intangible assets and goodwill (including goodwill identified in the acquisition of associates and joint ventures) is impaired. The first step of the process requires the identification of independent Cash-Generating Units and the allocation of goodwill to these units. The carrying amount of the CGU, including the allocated goodwill, is compared to its recoverable amount to determine whether any impairment exists. If the value in use of a cash-generating unit is less than its carrying value, goodwill will be impaired. Detailed calculations may need to be carried out taking into consideration changes in the market in which a business operates (e.g., competitive activity, regulatory change). The value in use is based upon discounting expected pre-tax cash flows at a risk-adjusted interest rate appropriate to the operating unit, the determination of both requires one to exercise one’s judgment. While forecasts are compared with actual performance and external economic data, expected cash flows naturally reflect the Company’s view of future performance.

Income tax

The determination of the amount of our income tax liability is complex, and our assessment is related to our analysis of our deferred tax assets and liabilities and income tax payable. In general, our evaluation requires that we estimate future amounts of current and deferred taxes. Our assessment of the possibility that deferred tax assets are realized is subjective and involves assessments and assumptions that are inherently uncertain in nature. The underlying support for our assessments and assumptions could change over time as a result of unforeseen events or circumstances, affecting our determination of the amount of our tax liability.

Significant judgment is required in determining whether it is more likely than not that an income tax position will be sustained upon examination, even after the outcome of any related administrative or judicial proceedings based on technical merits. Further judgment is then required to determine the amount of benefit eligible for recognition in our consolidated financial statements.

In addition, we have monitored the interpretation of tax laws by, and decisions of, the tax authorities and Courts so that we can adjust any prior judgment of accrued income taxes. These adjustments may also result from our own income tax planning or resolution of income tax controversies, and may be material to our operating results for any given period.

For additional information about income tax, see Note 16.

Technical insurance provisions

Insurance technical provisions (reserves) are liabilities constituted to honor future commitments to or on behalf of our policyholders – see Note 2(l). Expectations of loss ratio, mortality, longevity, length of stay and interest rate are used. These assumptions are based on experience from the Group’s portfolio and are periodically reviewed.

Contingent liabilities

The Provisions are regularly reviewed and constituted, where the loss is deemed probable, based on the opinion of the legal counsel, the nature of the lawsuit, similarity to previous lawsuits, complexity and the courts standing.